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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934
                         Date of Report: July 16, 1997
                       (Date of earliest event reported)



                                  DYCAM INC.
            (Exact name of Registrant as specified in its charter)


        Delaware                   1-13160                    95-4202424
    (State or other              (Commission                (IRS employer
    jurisdiction of              file number)            identification no.)
    incorporation)


     9414 Eton Avenue, Chatsworth, California                    91311
    (Address of principal executive offices)                 (Zip Code)


                                (818) 998-8008
             (Registrant's telephone number, including area code)


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ITEM 6.   OTHER EVENTS

          The Registrant has postponed its annual stockholders meeting originally scheduled for July 30, 1997. The Registrant intends to reschedule the annual stockholders meeting for sometime in the fourth quarter of 1997.




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be executed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 18, 1997                   DYCAM INC.
                                        A Delaware Corporation


                                        By: /s/ John Edling
                                           ---------------------------
                                               John Edling
                                               Chairman of the Board, Chief
                                               Executive Officer, President,
                                               Treasurer and Secretary